SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of Earliest Event Reported): June 6, 2006

                          TURBODYNE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

      Nevada                        0000000                    95-4699061
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)

                           315 Meigs Road, Suite A-128
                         Santa Barbara, California 93109
                    (Address of principal executive offices)

                                  805-201-3133
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE.

Attached is Turbodyne Technologies, Inc. press release dated June 6, 2006, updating its reporting status, which is furnished as Exhibit 99.1.

ITEM 9.01 EXHIBIT INDEX
----------------------------------- --------------------------------------------
ITEM NUMBER:                        DESCRIPTION:
----------------------------------- --------------------------------------------
99.1                                Turbodyne Press Release Dated June 6, 2006
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          TURBODYNE TECHNOLOGIES, INC.

                                        BY /S/ ALBERT F. CASE
                                           ----------------------------------
                                           ALBERT F. CASE
                                           CHIEF EXECUTIVE OFFICER



DATED: JUNE 6, 2006